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SEPARATE ACCOUNT IMO OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

       SUPPLEMENT DATED MARCH 27, 2001 TO PROSPECTUS DATED MAY 1, 2000

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The following is inserted as the third paragraph under DISTRIBUTION:

The Company pays commissions to broker-dealers who sell the Policy commissions based on a commission schedule. After the Date of Issue or an increase in Face Amount, commissions will be 90% of the first-year payments up to a payment amount we established and 3.00% of any excess. Commissions will be 2.00% for subsequent payments in Years 2-10 and 1% for Years 11 and over. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

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Supplement Dated March 27, 2001